                                                                  Exhibit 21.1

Anvil Holdings, Inc. Subsidiaries

--------------------------------------------------------------------------------
                           State or Other Jurisdiction
                               of Incorporation or       Names Under Which Such
    Name of Subsidiary            Organization          Subsidiary Does Business
--------------------------------------------------------------------------------
   Anvil Knitwear, Inc.             Delaware                      n/a
--------------------------------------------------------------------------------

Anvil Knitwear, Inc. Subsidiaries
--------------------------------------------------------------------------------
                           State or Other Jurisdiction
                               of Incorporation or       Names Under Which Such
    Name of Subsidiary            Organization          Subsidiary Does Business
--------------------------------------------------------------------------------
     Cottontops, Inc.               Delaware                      n/a
--------------------------------------------------------------------------------

   Anvil (Czech), Inc.              Delaware                      n/a

--------------------------------------------------------------------------------
        Anvil SRO                Czech Republic                   n/a
--------------------------------------------------------------------------------
       A.K.H., S.A.                 Houndruas                     n/a
--------------------------------------------------------------------------------


Cottontops, Inc. Subsidiaries

--------------------------------------------------------------------------------
                           State or Other Jurisdiction
                               of Incorporation or       Names Under Which Such
    Name of Subsidiary            Organization          Subsidiary Does Business
--------------------------------------------------------------------------------
          None.
--------------------------------------------------------------------------------